Exhibit 13

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Rashmi Badwe,

whose signature appears below, constitutes and appoints Meredith Kornreich, Kenneth Reitz, and any such person(s) as Meredith Kornreich may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity (Individual Flexible Premium Modified Guaranteed Annuity Contract) Inception through 4/31/2013	333-149714
5/1/2013 through 4/31/2016	333-187638

This Power of Attorney is effective April 1, 2015 and remains in effect until revoked or revised.

Signed:

/s/ Rashmi Badwe
Rashmi Badwe
Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Douglas E. Chittenden,

whose signature appears below, constitutes and appoints Meredith Kornreich, Kenneth Reitz, and any such person(s) as Meredith Kornreich may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity (Individual Flexible Premium Modified Guaranteed Annuity Contract) Inception through 4/31/2013	333-149714
5/1/2013 through 4/31/2016	333-187638

This Power of Attorney is effective April 1, 2015 and remains in effect until revoked or revised.

Signed:

/s/Douglas E. Chittenden
Douglas E. Chittenden
Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Sue Collins,

whose signature appears below, constitutes and appoints Meredith Kornreich, Kenneth Reitz, and any such person(s) as Meredith Kornreich may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity (Individual Flexible Premium Modified Guaranteed Annuity Contract) Inception through 4/31/2013	333-149714
5/1/2013 through 4/31/2016	333-187638

This Power of Attorney is effective April 1, 2015 and remains in effect until revoked or revised.

Signed:

/s/ Sue Collins
Sue Collins
Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Ajay Sawhney,

whose signature appears below, constitutes and appoints Meredith Kornreich, Kenneth Reitz, and any such person(s) as Meredith Kornreich may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity (Individual Flexible Premium Modified Guaranteed Annuity Contract) Inception through 4/31/2013	333-149714
5/1/2013 through 4/31/2016	333-187638

This Power of Attorney is effective April 1, 2015 and remains in effect until revoked or revised.

Signed:

/s/ Ajay Sawhney
Ajay Sawhney
Director